SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate Box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                              Amarillo Biosciences, Inc.
                (Name of Registrant as Specified in Its Charter)

                        ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79110


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 27, 2005


TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held in the Colorado Room of the Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on the 27th day of May, 2005 at 10:00 A.M., local time, for the following purposes:

      1. To elect five Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

      2. To consider and vote upon an amendment to the Company's Article of Incorporation to increase by 30,000,000 (to an aggregate of 50,000,000) the number of shares of the Company's voting common stock, par value $0.01, authorized for issuance.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record as of the close of business on April 7, 2005 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company,4134 Business Park Drive, Amarillo, Texas 79110.

                       By Order of the Board of Directors


                                                      EDWARD L. MORRIS
                                                      Secretary

Amarillo, Texas
April 25, 2005


      If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79109

                                 PROXY STATEMENT

      The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held in the Colorado Room of the Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on the 27th day of May, 2005, at 10:00 A.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 25, 2005.

      Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

      The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, and for proposal two, regarding amendment of the Company's Articles of Incorporation. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. Election of directors will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular director, including by withholding authority on the Proxy, will not operate to prevent the election of such director if he otherwise receives a plurality of the votes. Proposal number two, approval of Amendment to the Company's Articles of Incorporation requires the affirmative vote of two-thirds (2/3) of all of the issued and outstanding shares of common stock of the Company, regardless of how many shares are actually represented at the Annual Meeting in person or by proxy; accordingly, in the case of sharers that are present or represented at the meeting for quorum purposes not voting such shares for proposition number two, including by withholding authority on the proxy, may operate to prevent the passage of such proposal.

Votes will be counted manually by an election judge, who will be the Company's Secretary or an Assistant Secretary, and who will execute an affidavit certifying the vote as to each proposal.

                                VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 7, 2005 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on April 7, 2005 consisted of 16,020,614 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth the number of shares of Common Stock beneficially owned as of April 1, 2005, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.



Name and Address of Beneficial Owner                     Number of Shares       Percentage of
                                                        Beneficially Owned          Class
----------------------------------------------------  -----------------------  -----------------
Hayashibara Biochemical Laboratories, Inc.                   3,290,781                    20.5%
2-3 Shimoishii 1 - chome
Okayama 700, Japan

Hy Ochberg                                                     750,000                     4.7%
102 NE 2nd Street, Suite 253
Boca Raton, FL 33432

Cheryl A. Ulie                                                 917,000                     5.7%
8843 SE 77th Place
Mercer Island, WA 98040


          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

      The following table sets forth, as of April 1, 2005, beneficial ownership of shares of Common Stock of the Company by each director, and by all directors and executive officers as a group.

Name                                                     Total Number of         Percentage of
                                                       Shares Beneficially        Common Stock
                                                              Owned                  Owned
----------------------------------------------------  -----------------------  -------------------
Joseph Cummins                                                 248,756                       1.6%
Dennis Moore                                                    50,174                          *
Katsuaki Hayashibara                                            48,240                          *
Stephen Chen                                                     7,900                          *
James Page                                                          --                         --
Total Group (all directors and executive                       397,170                       2.5%
officers - 5 persons)

* Less than 1%


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      Five directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at five persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

      The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following have been nominated to serve as directors):

Name and Age                                 Director    Principal Occupation for the Past Five Years
                                              Since
------------------------------------------  -----------  -----------------------------------------------------
Joseph Cummins, DVM, PhD (1)(3), 62            1984      Chairman of the Board of the Company since June
                                                         1984. Has served as President of the Company since
                                                         December 1994 and as Chief Financial Officer since
                                                         October 1997. Received a PhD degree in microbiology
                                                         from the University of Missouri in 1978 and a
                                                         doctor of veterinary medicine degree from Ohio
                                                         State University in 1966.

Stephen Chen, PhD (2)(4), 55                   1996      President and Chief Executive Officer of STC
                                                         International, Inc., a health care investment firm,
                                                         since May 1992. From August 1989 to May 1992,
                                                         Director of Pharmaceutical Research and Development
                                                         for the Ciba Consumer Pharmaceuticals Division of
                                                         Ciba-Geigy.

Katsuaki Hayashibara (3)(4)(5), 60             1994      Named Director of the Overseas Business Development
                                                         Division of Hayashibara Company, Ltd. in January
                                                         1997. Served as Director of Research and
                                                         Development for Hayashibara Biochemical
                                                         Laboratories, Inc. since 1988.

Dennis Moore, DVM (1)(4)(5), 58                1986      Doctor of veterinary medicine since 1972 and was in
                                                         private practice from 1972 to 1995. Management of
                                                         personal investments since 1995.

James Page, MD (1)(2)(5), 77                   1996      Prior to retiring in 1991 as a Vice President with
                                                         Adria Laboratories, Inc., held various upper
                                                         management level positions with Carter Wallace,
                                                         Inc., Merck Sharpe & Dohme Research Laboratories
                                                         and Wyeth Laboratories.

(1) Member of the Executive Committee.
(2) Member of the Compensation Committee.
(3) Member of the Finance Committee.
(4) Member of the Audit Committee.
(5) Member of the Stock Option Plans Administration Committee.

                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENT TO
                     THE COMPANY'S ARTICLES OF INCORPORATION

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon an amendment to the Company's Articles of Incorporation (the "Articles"). The amendment was approved by the Company's Board of Directors on March 10, 2005, subject to shareholder approval.

      The purpose of the amendment is to increase the number of shares of the Company's $0.01 par value voting common stock by 30,000,000 shares, resulting in an aggregate of 50,000,000 authorized common shares.

      Increase in Authorized Shares of Common Stock. The Articles currently authorize the issuance of twenty million (20,000,000) shares of capital stock, $0.01 par value. The proposal before the shareholders is to amend the Articles to increase the number of common shares authorized from 20,000,000 to 50,000,000 (an increase of 30,000,000 shares). The reason for the proposed amendment is that the Board anticipates a need in the future for additional authorized shares to assist the Company in the raising of additional capital. No specific purchasers or investors have been identified, and no terms have been negotiated. The current total authorized shares available for future issuance is 3,979,386 shares, and the Board believes this number to be inadequate to satisfy the Company's long-term requirements.

      Article Four of the Articles of Incorporation of the Company will be amended as follows, if proposal two is approved: In the first paragraph under Article Four, "twenty million (20,000,000) shares of capital stock, one cent ($0.01) par value," shall be amended to read "fifty million (50,000,000) shares of capital stock, one cent ($0.01) par value."

      In addition to its authorized common stock, the Company is currently authorized to issue up to ten million (10,000,000) shares of preferred stock, $0.01 par value. The Board of Directors of the Company has authority to establish series of the unissued preferred stock of the Company by fixing and determining designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established. To date, the Company has not issued any shares of preferred stock, and no such issuance is currently pending or contemplated.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2004, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

Board of Directors

      The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Five meetings of the Board of Directors were held during 1998. The only incumbent director who attended fewer than 75% of the meetings of the Board of Directors, and meetings of Committees of the Board on which they served, was Katsuaki Hayashibara

      Ten times during 2004, the Board of Directors conducted business by unanimous written consent, in lieu of holding a meeting.

Audit, Nominating, and Compensation Committees

      The Company has standing Audit, Nominating, and Compensation Committees of the Board of Directors.

      The Audit Committee consists of Stephen Chen, Katsuaki Hayashibara and Dennis Moore. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company's independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company's independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met one time during 2004.

      The Company did not have a Nominating Committee in 2004 or prior years, since 1999, but a Nominating Committee was created by the Board of Directors of the Company on February 26, 2005. Current members of the Nominating Committee are Joseph M. Cummins, Katsuaki Hayashibara, and Dennis Moore. The function of the Nominating Committee is to nominate a slate of directors to stand for election as Directors of the Company at the Company's annual shareholders meeting. The nominees set forth in these Proxy Materials for election as directors were named by the Nominating Committee. The Committee will consider nominees recommended by security holders for election to the Board of Directors in 2006, and subsequent years. Security holders shall follow the following procedures in submitting recommendations for nominees to the Board of Directors: the proposed nominee's name, address, telephone number, employer, present occupation and general business or scientific qualifications shall be mailed or faxed to the Company, in written form. The Nominating Committee will review such submissions, and if they determine that the Company would benefit by having such person on its Board of Directors, the Nominating Committee will send to the nominee a more detailed Questionnaire, which will solicit from said nominee relevant data required by rules and regulations of the Securities and Exchange Commission, and other data or information which they deem to be material. Upon receipt of the completed Questionnaire, the Nominating Committee will determine whether to include such persons among the nominees recommended by the Nominating Committee for election as a director at the ensuing annual shareholders meeting.

      The Compensation Committee consists of Stephen Chen and James Page. The function of the Compensation Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees. The Compensation Committee met one time in 2004.

                  DIRECTORS' FEES AND COMPENSATION DURING 2004

                                           Cash Compensation                  Security Grants
                                   -------------------------------------    -------------------
Name                                Meeting Fees       Consulting Fees          Number of
                                         (1)                 (2)                Securities
                                                                            Underlying Options
-------------------------------    ----------------    -----------------    -------------------
Stephen Chen, Ph.D.                             --              150,000                     --
Katsuaki Hayashibara                            --              150,000                     --
Dennis Moore, D.V.M.                            --              150,000                     --
James Page, M.D.                                --              150,000                     --
Dr. Joseph M. Cummins                           --              150,000                     --

(1) Directors do not receive compensation for attendance at directors' meetings, but may claim reimbursement for actual out-of-pocket expenses incurred in connection with their attendance at such meetings.

(2) Each director may receive $1,200 per day for employment on special projects or assignments, prorated for partial days.

                             EXECUTIVE COMPENSATION

      The following table presents the compensation paid by the Company to the named executive officers for 2002 through 2004.

                      Summary Executive Compensation Table

                                                                   Annual Compensation
                                                        ----------------------------------------
  Name and Principal Position                  Year      Salary   Bonus    Securities Underlying
                                                                                  Options
-------------------------------------------  ---------  --------  ------   ---------------------
Dr. Joseph M. Cummins, Chairman                2002     $121,338    --           150,000
of the Board, President and Chief
Executive Officer
                                               2003      103,779    --           290,000
                                               2004       74,716    --           650,000


                              Option Grants in 2004

      The following table sets forth certain information relating to options granted in 2004 to the executive officers named above, to purchase shares of Common Stock of the Company.

Name                        Number of Shares       % of Total    Exercise or    Expiration
                            of Common Stock     Options Granted   Base Price       Date
                           Underlying Options     to Employees      ($/Sh)
                              Granted (#)           in 2004
-------------------------  -------------------  ---------------  -------------  ----------
Dr. Joseph M. Cummins           500,000               57%           $0.23       5/31/2009
4134 Business Park Drive        150,000               17%           $0.27       8/27/2009
Amarillo, TX 79110

(1) The fair market value of the Common Stock on the date of the grant.

                Aggregated Option Exercises at December 31, 2004
                           And Year-End Option Values

      The following table sets forth information for the executive officers named above, regarding the exercise of options during 2004 and unexercised options held at the end of 2004.

Name                             Shares          Value       Number of Shares of Common       Value of Unexercised
                               Acquired on    Realized ($)        Stock Underlying                In-The-Money
                              Exercise (#)                     Unexercised Options at              Options at
                                                                December 31, 2004 (#)      December 31, 2004 ($) (1)
                                                              Exercisable/Unexercisable    Exercisable/Unexercisable
-------------------------  -----------------   ------------  ---------------------------  -----------------------------
Joseph Cummins                     --              --            988,486   /   None            $375,625  /   None

(1) Calculated based on the closing price of the Common Stock ($0.38) as reported by NASDAQ on December 31, 2004.


                              CERTAIN TRANSACTIONS

      As of December 31, 2004, the outstanding amount of the Company's indebtedness to Hayashibara Biochemical Laboratories, Inc. ("HBL") (including accrued interest) was $2,446,351. HBL owns 3,290,781 shares, approximately 20.5% of the Company's Common Stock. In addition to the Development Agreement, HBL and the Company are parties to various license and manufacturing and supply agreements pursuant to which the Company licenses certain technology to or from HBL and HBL supplies formulations of its IFN" to the Company.

      During the years ended December 31, 2004 and 2003, the Company paid $8,402.00 and $22,686.00, respectively, for legal services rendered by SandersBaker, P.C. Edward Morris, the Secretary of the Company, is a member of such firm.

      Although the Company believes that the foregoing transactions were on terms no less favorable to the Company than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case. All future transactions and loans between the Company and its officers, directors and 5% shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      Lopez, Blevins, Bork & Associates, LLP, of Houston, Texas, serve as the Company's independent public accountants.


                              STOCKHOLDER PROPOSALS

      Stockholders may present proposals for inclusion in the Company's proxy statement for the 2006 annual meeting of stockholders provided they are received by the Company no later than December 16, 2005, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                     GENERAL

      So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.


                              COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                                      EDWARD L. MORRIS
                                                      Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           AMARILLO BIOSCIENCES, INC.

                                  May 27, 2005

                           Please date, sign and mail
                        your proxy card in the envelope
                         provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
  AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------
1. Election of Directors:                  NOMINEES:

|_|  FOR ALL NOMINEES                      O Joseph M. Cummins
                                           O Stephen Chen
|_|  WITHHOLD AUTHORITY                    O James Page
     FOR ALL NOMINEES                      O Dennis Moore
                                           O Katsuaki Hayashibara
|_|  FOR ALL EXCEPT
     (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to
withhold, as shown here:   (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and    |_|
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


2. Approve an Amendment to the Company's Articles of     FOR   AGAINST ABSTAIN
   Incorporation to Increase the Number of Authorized    |_|     |_|     |_|
   Shares of Common Stock from 20,000,000 to 50,000,000.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and "FOR" proposal 2.



Signature of Stockholder ________________________     Date: ___________________

Signature of Stockholder ________________________     Date: ___________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK                                                               PROXY

                           AMARILLO BIOSCIENCES, INC.
                         Annual Meeting of Stockholders
                            To Be Held May 27, 2005
          This proxy is solicited on behalf of the Board of Directors

      Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins, Stephen Chen, James Page, Dennis Moore, and Katsuaki Hayashibara, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Colorado Room, Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on May 27, 2005 at 10:00 A.M. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

      This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposals (1) and (2), and will be voted in the discretion of the proxy holders on other matters to properly come before the meeting.

                (Continued and to be signed on the reverse side)